UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2017

Global Indemnity Limited

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34809	98-1304287
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27 Hospital Road George Town, Grand Cayman KY1-9008, Cayman Islands	None
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (345) 949-0100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 14, 2017, the Company held its 2017 Annual General Meeting. The proposals submitted to a vote of the shareholders at the meeting are described in detail in the Company’s Proxy Statement. The final results of voting for each matter are as follows:

Proposal 1: Election of directors

The following individuals were elected to the Company’s Board of Directors to hold office for the term expiring at the 2017 Annual General Meeting of shareholders or until their successors are duly elected and qualified:

	Votes For	Votes Against	Abstain	Broker non-votes
Saul A. Fox	50,277,132	1,143,162	1,471	396,911
Joseph W. Brown	51,397,149	24,308	308	396,911
Raphael L. de Balmann	51,382,077	26,795	12,893	396,911
Seth J. Gersch	51,412,901	7,033	1,831	396,911
John H. Howes	51,387,386	32,548	1,831	396,911
Bruce R. Lederman	51,404,661	15,633	1,471	396,911
Cynthia Y. Valko	51,412,064	9,393	308	396,911

Proposal 2: To act on a matter concerning Global Indemnity Reinsurance Company, Ltd.

A.	Election of directors and alternate director of Global Indemnity Reinsurance Company, Ltd.

The following individuals were elected to Global Indemnity Reinsurance Company Ltd.’s Board of Directors:

	Votes For	Votes Against	Abstain	Broker non-votes
Stephen Green	51,413,277	476	8,012	396,911
Terence J. Power	51,383,413	30,340	8,012	396,911
Cynthia Y. Valko	51,413,764	2,476	5,525	396,911
Marie-Joelle Chapleau (alternative director)	51,413,132	621	8,012	396,911
Grainne Richmond (alternative director)	51,413,132	621	8,012	396,911

B.	To ratify the appointment of Ernst & Young, Ltd., Hamilton, Bermuda, as the independent auditor of Global Indemnity Reinsurance Company, Ltd.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
51,811,292	1,636	5,748	—

Proposal 3: To ratify the appointment of the Company’s independent auditors and to authorize the Company’s Board of Directors, acting through its Audit Committee to determine its fees.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
51,815,202	1,636	1,838	—

Proposal 4: To approve, in a non-binding, advisory vote, the compensation of the Company’s named executive officers as disclosed pursuant to the rules of the Securities and Exchange Commission as set forth in the Company’s proxy statement for the 2017 Annual General Meeting:

Votes For	Votes Against	Abstain	Broker non-votes
51,088,990	330,928	1,847	396,911

Proposal 5: To recommend, in a non-binding advisory vote, the frequency of shareholder votes to approve the compensation of the Company’s named executive officers as disclosed pursuant to the rules of the Securities and Exchange Commission in the Company’s proxy statements:

1 year	2 years	3 years	Abstain	Broker non-votes
2,381,388	6,034	49,033,809	534	396,911

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Indemnity Limited

Date: June 15, 2017	By:	/s/ Thomas M. McGeehan

Name: Thomas M. McGeehan
Title: Chief Financial Officer